BURNHAM INVESTORS TRUST

  Supplement dated December 16, 2004 to the Prospectus dated May 1, 2004, as supplemented June 17, 2004 and November 12, 2004
       and the Statement of Additional Information dated May 1, 2004


The following information supercedes any contrary information contained in the Prospectus or Statement of Additional Information:

Effective January 3, 2005, Class A shares of the Burnham Financial Services Fund will be available for purchase by new investors. Also on that date, shareholders holding Class A shares of other Burnham mutual funds and shares of the Burnham money market funds may exchange their shares for Class A shares of the Burnham Financial Services Fund as more fully described in the Prospectus. Class C shares of the Burnham Financial Services Fund are not currently being offered.




    Call Burnham Investors Trust at 1-800-462-2392 for more information.

                 INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                  WITH THE PROSPECTUS AND STATEMENT OF
               ADDITIONAL INFORMATION FOR FUTURE REFERENCE.